Exhibit 4.2

NUMBER OGS ONE Gas INCORPORATED UNDER THE LAWS OF THE STATE OF OKLAHOMA SHARES SEE REVERSE SIDE FOR CERTAIN DEFINITIONS CUSIP 68235P 10 8 THIS CERTIFIES THAT BY is the owner of WELLS COUNTERSIGNED FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.01 PAR VALUE, OF FARGO AND ONE Gas, Inc. BANK, transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly . N endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. COMMON . A REGISTERED: IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers. Dated: AUTHORIZED AND TRANSFER PRESIDENT AND CHIEF EXECUTIVE OFFICER VICE PRESIDENT, ASSOCIATE GENERAL SIGNATURE REGISTRAR AGENT COUNSEL AND SECRETARY AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: UTMA –Custodian TEN COM – as tenants in common (Cust) (Minor) TEN ENT – as tenants by entireties under Uniform Transfers to Minors JT TEN – as joint tenants with right of survivorship Act and not as tenants in common (State) Additional abbreviations may also be used though not in above list. For value received hereby sell, assign, and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated X X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.